Exhibit (7)(b)

AMENDMENT TO FUND

PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT AMENDMENT is made and entered into as of January 1, 2015 by and among Jefferson National Securities Corporation (formerly Inviva Securities) (“Contracts Distributor”), Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (together, the “Insurer”), AllianceBernstein L.P. (“Adviser”) and AllianceBernstein Investments, Inc. (“Distributor”).

WHEREAS, the parties have entered into a Participation Agreement for Class A Shares dated as of May 1, 2006, (the “Agreement”); and

WHEREAS, the parties now desire to amend that Agreement as follows:

1.              Jefferson National Life Insurance Company of New York is added to the Agreement as an Insurer.

2.              Schedule A of the Agreement is updated to include the list of available Portfolios as attached.

3.              The first “Whereas” clause of the Agreement is hereby amended to include File No. 333-198590.

4.                All other terms of the Agreement shall remain in full force and effect.

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby amend the Agreement as reflected above.

IN WITNESS WHEREOF, the undersigned authorized representatives have executed this Participation Agreement Amendment as of the date set forth above.

Jefferson National Life Insurance Company		AllianceBernstein L.P.

By:	/s/ Craig A. Hawley	By:	/s/ Emilie D. Wrapp
Name:	Craig A. Hawley	Name:	Emilie D. Wrapp
Title:	General Counsel	Title:	Assistant Secretary

Jefferson National Securities Corporation		AllianceBernstein Investments, Inc.

By:	/s/ Craig A. Hawley	By:	/s/ Stephen J. Jeffrey
Name:	Craig A. Hawley	Name:	Stephen J. Jeffrey
Title:	General Counsel	Title:	Assistant Vice President

Jefferson National Life Insurance Company of New York

By:	/s/ Craig A. Hawley
Name:	Craig A. Hawley
Title:	General Counsel

SCHEDULE A

Effective as of January 1, 2015

PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Small/Mid-Cap Value Portfolio — Class A

AllianceBernstein International Value Portfolio — Class A

AllianceBernstein International Growth Portfolio — Class A

AllianceBernstein Small Cap Growth Portfolio — Class A

AllianceBernstein Global Thematic Growth Portfolio — Class A

AllianceBernstein Dynamic Asset Allocation Portfolio — Class A

AllianceBernstein Growth and Income Portfolio — Class A

AMENDMENT TO FUND

PARTICIPATION AGREEMENT

THIS PARTICIPATION AGREEMENT AMENDMENT is made and entered into as of January 1, 2015 by and among Jefferson National Securities Corporation (formerly Inviva Securities) (“Contracts Distributor”), Jefferson National Life Insurance Company and Jefferson National Life Insurance Company of New York (together, the “Insurer”), AllianceBernstein L.P. (“Adviser”) and AllianceBernstein Investments, Inc. (“Distributor”).

WHEREAS, the parties have entered into a Participation Agreement for Class B Shares dated as of May 1, 2006, (the “Agreement”); and

WHEREAS, the parties now desire to amend that Agreement as follows:

1.              Jefferson National Life Insurance Company of New York is added to the Agreement as an Insurer.

2.              Schedule A of the Agreement is updated to include the list of available Portfolios as attached.

3.              The first “Whereas” clause of the Agreement is hereby amended to include File No. 333-198590.

4.               All other terms of the Agreement shall remain in full force and effect.

NOW, THEREFORE, in consideration of the mutual benefits and promises contained herein, the parties hereby amend the Agreement as reflected above.

IN WITNESS WHEREOF, the undersigned authorized representatives have executed this Participation Agreement Amendment as of the date set forth above.

Jefferson National Life Insurance Company		AllianceBernstein L.P.

By:	/s/ Craig A. Hawley	By:	/s/ Emilie D. Wrapp
Name:	Craig A. Hawley	Name:	Emilie D. Wrapp
Title:	General Counsel	Title:	Assistant Secretary

Jefferson National Securities Corporation		AllianceBernstein Investments, Inc.

By:	/s/ Craig A. Hawley	By:	/s/ Stephen J. Jeffrey
Name:	Craig A. Hawley	Name:
Title:	General Counsel	Title:

Jefferson National Life Insurance
Company of New York

By:	/s/ Craig A. Hawley
Name:	Craig A. Hawley
Title:	General Counsel

SCHEDULE A

Effective as of January 1, 2015

PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Small/Mid-Cap Value Portfolio — Class B

AllianceBernstein International Value Portfolio — Class B

AllianceBernstein International Growth Portfolio — Class B

AllianceBernstein Small Cap Growth Portfolio — Class B

AllianceBernstein Global Thematic Growth Portfolio — Class B

AllianceBernstein Dynamic Asset Allocation Portfolio — Class B

AllianceBernstein Growth and Income Portfolio — Class B